Exhibit 32

CERTIFICATION  PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Bio-Path Holdings, Inc. (the “Company”) for the quarter ended September 30, 2013 as filed with the Securities and Exchange Commission (the “Report”), I, Peter H. Nielsen, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2013	By:	/s/ Peter H. Nielsen
Peter H. Nielsen
Chief Executive Officer
Chief Financial Officer